UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  June 8, 2017
MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas 75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Mannatech, Incorporated (the “Company”) held its 2017 Annual Shareholders’ Meeting (the "Meeting") on June 8, 2017. The Company’s shareholders considered four proposals, each of which is described in the Proxy Statement. A total of 1,990,126 shares were represented in person or by proxy at the Meeting, or approximately 73.4% of the total shares outstanding. The final results of votes with respect to the proposals submitted for shareholder vote at the Meeting are set forth below.
Proposal 1 - Election of Directors
Shareholders elected Robert A. Toth and Linda K. Ferrell, Ph.D. as Class III Directors.

Director	For	Withheld	Broker Non-Votes
Robert A. Toth	1,340,425	120,874	528,827
Linda K. Ferrell, Ph.D.	1,341,393	119,906	528,827

Proposal 2 - Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm
Shareholders ratified the appointment of BDO USA, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
1,914,711	69,208	6,207	0

Proposal 3 - Approval, on an advisory basis, of Executive Compensation (“Say-on-Pay”)
Shareholders approved, on an advisory basis, executive compensation.

For	Against	Abstain	Broker Non-Votes
1,429,152	28,616	3,531	528,827

Proposal 4 - Approval of 2017 Stock Incentive Plan
Shareholders approved the 2017 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
1,421,349	36,682	3,268	528,827

A copy of the Company’s press release related to the foregoing event is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1*	Press Release, dated June 12, 2017, titled "Mannatech Announces Results of Annual Shareholders' Meeting".
*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2017

MANNATECH, INCORPORATED
By:	/s/ David Johnson
David Johnson
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release, dated June 12, 2017, titled "Mannatech Announces Results of Annual Shareholders' Meeting".
*Furnished herewith.